SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 13, 1995
                       (Date of earliest event reported)

                              TECH-SYM CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            NEVADA                                          74-1509818
(State or Other Jurisdiction of                (IRS Employer Identification No.)
      Incorporation)
                                    1-4371
                            (Commission File Number)

                             10500 Westoffice Drive
                              Houston, Texas 77042
                    (Address of Principal Executive Office)


                                 (713) 785-7790
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

     The information set forth in the press release of the registrant dated April 13, 1995, which is filed as an exhibit hereto, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are filed herewith:

         99(a) --  Press release issued by the registrant dated April 13, 1995.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TECH-SYM CORPORATION


                                       By:         J. RANKIN TIPPINS
                                            Name:  J. Rankin Tippins
                                           Title:  General Counsel and Secretary
April 13, 1995

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
- -------                            -----------

 99(a) --  Press release issued by the registrant dated April 13, 1995.